U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 18, 2008

ECCO ENERGY CORP.
__________________________________________________
(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA
________________________________________
(State or other Jurisdiction as Specified in Charter)

000-51656	87-0469497
(Commission file number)	(I.R.S. Employer Identification No.)

3315 Marquart Street
Suite 206
Houston, Texas 77079
_______________________________
(Address of Principal Executive Offices)

713.771.5500
____________________
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 –CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OF OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Chief Operating Officer

    On approximately April 18, 2008, the Board of Directors of ECCO Energy Corp., a Nevada corporation (the “Company”) accepted the resignation of Robert G. Wonish as the Chief Operating Officer of the Company effective as of April 18, 2008.

    The Company and Mr. Wonish entered into a mutual release dated April 18, 2008 (the “Release”) pursuant to which the Company agreed to pay to Mr. Wonish an aggregate $7,500 as full and complete satisfaction of any and all obligations. In accordance with further terms and provisions of the Release, the Company and Mr. Wonish agreed to release each party, its officers, directors, agents and legal representatives, respectively, from any and all claims of any kind and manner.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits

    Not applicable.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECCO ENERGY CORP.

Date: April 24, 2008	By:	/s/ Samuel Skipper
Name: Samuel Skipper
Title: President/CEO